UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 26, 2022

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of New Directors

On May 26, 2022, following the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of East West Bancorp, Inc. (the “Company”) described in Item 5.07 below, the Company’s Board of Directors appointed Serge Dumont and Dr. Sabrina Kay as directors of the Company, effective immediately. Mr. Dumont and Dr. Kay were also appointed to the Board of Directors of the Company's wholly owned subsidiary, East West Bank. Mr. Dumont and Dr. Kay will initially be assigned to the Nominating/Corporate Governance Committee and the Compensation and Management Development Committee, respectively, of the Company’s Board of Directors. Mr. Dumont and Dr. Kay will receive cash and equity compensation in accordance with the Company’s non-employee director compensation program described in the Company’s definitive proxy statement (the “2022 Proxy Statement”) for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 13, 2022.

There are no arrangements or understandings between Mr. Dumont or Dr. Kay and any other person pursuant to which Mr. Dumont or Dr. Kay were selected as directors, and there are no transactions in which the Company is a party and in which Mr. Dumont or Dr. Kay has a material interest that would be subject to disclosure under Item 404(a) of Regulation S-K.

Retirement of Director

On May 26, 2022, following her election to the Company’s Board of Directors, as set forth in Item 5.07 below, Iris S. Chan notified the Company of her decision to retire from the Company’s Board of Directors, effective immediately. Ms. Chan’s decision to retire is not the result of any disagreement with the Company. The Company and the Board of Directors are deeply grateful for Ms. Chan’s dedication and contributions to the Company during her tenure as director.

With the appointments of Mr. Dumont and Dr. Kay and the retirement of Ms. Chan, the Company will have ten directors, nine of whom are independent, including Mr. Dumont and Dr. Kay.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2022, the Company’s Board of Directors adopted and approved, effective as of such date, amended and restated bylaws of the Company (as amended and restated, the “Bylaws”). The Bylaws supersede the previously existing Amended and Restated Bylaws, which took effect on January 29, 2013.

The Bylaws include, among other things, (i) additional procedural and information requirements for stockholders to request a special meeting of the stockholders or to submit director nominations or stockholder proposals, including that advance notice of stockholder nominations and proposals be provided no earlier than 120 days and no later than 90 days prior to the anniversary of the previous year’s annual meeting, (ii) modifications with respect to the conduct of stockholder and director meetings, (iii) an updated voting standard, for matters other than the election of directors, providing that abstentions will not have any effect on the outcome of votes, and to expressly provide that votes may be cast “against” the election of directors, (iv) a forum selection provision designating the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the State of Delaware) as the exclusive forum for certain actions and claims, and designating federal district courts as the exclusive forum for complaints asserting a cause of action under the Securities Act of 1933 and (v) clerical, conforming and clarifying changes.

The description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 26, 2022. At the Annual Meeting, the Company’s stockholders considered three proposals, each of which was described in more detail in the 2022 Proxy Statement. There were 123,618,952 shares of common stock represented at the Annual Meeting in person or by valid proxies, which was approximately 86.90% of the shares of common stock entitled to vote at the Annual Meeting. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as set forth below.

Proposal 1: Election of Directors

The Company’s stockholders elected the nine director nominees named in the 2022 Proxy Statement for a one-year term until the 2023 annual meeting of stockholders and to serve until his or her successor is elected and qualified. The voting results were as follows:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Manuel P. Alvarez	117,791,727	110,889	351,319	5,365,017
Molly Campbell	116,623,912	1,288,432	341,591	5,365,017
Iris S. Chan	116,872,829	1,196,447	184,659	5,365,017
Archana Deskus	116,922,300	990,063	341,572	5,365,017
Rudolph I. Estrada	115,534,165	2,477,713	242,057	5,365,017
Paul H. Irving	114,095,546	3,746,378	412,011	5,365,017
Jack C. Liu	114,334,895	3,680,425	238,615	5,365,017
Dominic Ng	112,817,017	5,177,265	259,653	5,365,017
Lester M. Sussman	117,545,299	522,174	186,462	5,365,017

Proposal 2: Advisory Vote to Approve Executive Compensation

The advisory vote to approve the Company’s executive compensation for 2021 was approved by the Company’s stockholders by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
115,238,060	2,825,788	190,087	5,365,017
(97.45% of the votes cast)

Proposal 3: Ratification of Auditors

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
123,055,138	406,123	157,691	—
(99.54% of the votes cast)

No other matters were submitted for stockholder action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of East West Bancorp, Inc.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 27, 2022	By:	/s/ Irene H. Oh
Irene H. Oh
Executive Vice President and Chief Financial Officer